                             SHAREHOLDERS' AGREEMENT

         THIS SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of January ___, 2000, is by and among HealthAxis.com Inc., a Pennsylvania corporation (the "Company"), and the Persons (as defined herein) set forth on the signature pages hereto.

                                    RECITALS

         WHEREAS, Provident American Corporation, a Pennsylvania corporation ("Provident"), the Company, UICI, a Delaware corporation ("UICI"), and Insurdata Incorporated, a Texas corporation ("Insurdata"), have entered into an Agreement and Plan of Merger, dated as of December 6, 1999 (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, it is contemplated that certain of the Holders (as hereinafter defined) will acquire shares of the Company's common stock, no par value (the "Common Stock");

         WHEREAS, it is a condition to the consummation of the transactions contemplated by the Merger Agreement that the parties hereto enter into this Agreement; and

         WHEREAS, the Holders and the Company wish to record their understanding regarding certain matters relating to the management of the Company and certain other matters.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

                  "Affiliate" with respect to a Person, means a Person that controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Beneficial Owner" means any Person deemed to be a "beneficial owner" of a security as defined in Rule 13d-3 under the Exchange Act. The terms "Beneficially Own" and "Beneficial Ownership" have correlative meanings.


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                  "Board" means the Board of Directors of the Company.

                  "Commission" means the Securities and Exchange Commission (or any other governmental body succeeding to the functions of the Securities and Exchange Commission).

                  "Common Stock" has the meaning ascribed to such term in the Recitals.

                  "Electing Holder" has the meaning ascribed to such term in
Section 5(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Family Group" means, with respect to any Holder who is an individual, such Holder's spouse and descendants (whether natural or adopted) and any trust for the benefit of the Holder and/or such Holder's spouse and/or descendants or any Person controlled (directly or indirectly) by any such Person.

                  "Fully Diluted Basis" with respect to any security, means all of the issued shares of such security and includes, without limitation, (i) all of the outstanding shares of such security (except shares then held by or for the account of the issuer or its wholly owned subsidiaries), (ii) any and all shares of such security issuable upon conversion of securities convertible into such security, whether or not convertible at such time, and (iii) any and all shares of such security issuable upon exercise of other exercisable rights to acquire such security, including options, warrants and participation rights, whether or not exercisable at such time.

                  "Holder" means any holder of Securities who is a party to this Agreement (or becomes a party hereto pursuant to Section 4(d) or Section 5(d)) or who is a successor or assign or subsequent holder as contemplated by Section 18.

                  "New Securities" means (i) any capital stock of the Company or any other securities or other equity obligations of the Company issued after the date hereof, including without limitation any capital or stock appreciation, phantom stock or profit participation rights, whether now or hereafter authorized or not, (ii) any rights, options or warrants issued after the date hereof to purchase any such capital stock, securities, obligations or rights, or to purchase any securities of any type whatsoever that are, or may become, convertible into any such capital stock, securities, obligations or rights and
(iii) any securities of any type whatsoever issued after the date hereof that are, or may become, convertible into any such capital stock, securities, obligations or rights; provided, however, that "New Securities" shall not include (A) securities to be offered to the public pursuant to a registration statement declared effective by the Commission, (B) options issued to employees, officers, directors and consultants of the Company and the issuance of capital stock upon exercise of such options in accordance with their terms, (C) the issuance of capital stock in connection with the exercise of an option or a warrant outstanding on the date hereof and issued by either the Company or Insurdata and the


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issuance of warrants (and the issuance of capital stock upon exercise thereof)
issued to strategic partners of the company in the ordinary course of business, and (D) the issuance of Common Stock in connection with an acquisition, whether by merger, purchase of assets, or by other reorganization, or upon conversion or exercise of options, warrants or convertible securities issued in connection with an acquisition.

                  "Nominee" has the meaning ascribed to such term in Section
2(a).

                  "Offer" has the meaning ascribed to such term in Section 5(a).

                  "Offered Securities" has the meaning ascribed to such term in
Section 5(a).

                  "Offeror" has the meaning ascribed to such term in Section
5(a).

                  "Participating Holder" has the meaning ascribed to such term in Section 4(a).

                  "Permitted Transferee" has the meaning ascribed to such term in Section 4(d).

                  "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity.

                  "Sale Notice" has the meaning ascribed to such term in Section 4(b).

                  "Securities" means Common Stock or shares of capital stock or other securities, directly or indirectly, exercisable for or convertible into Common Stock; provided, however, that Securities shall not include any securities which have been sold (i) pursuant to a registration statement declared effective by the Commission or (ii) pursuant to Rule 144 promulgated by the Commission under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Selling Holder" has the meaning ascribed to such term in
Section 4(a).

                  "Transfer" means a sale, transfer, disposition, gift or other conveyance of securities.

         SECTION 2. Board of Directors; Management of the Company.

         (a) The Holders and the Company agree that the Board shall consist of up to nine (9) members, and the Holders shall have the right to nominate a number of persons (each such person, a "Nominee") to serve as directors on the Board as follows: (i) UICI shall be entitled to nominate three (3) Nominees (Ronald L. Jensen, Gregory T. Mutz and Dennis B. Maloney being


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the initial UICI Nominees); (ii) Provident shall be entitled to nominate three
(3) Nominees (Michael Ashker, Alvin H. Clemens and Edward W. LaBaron, Jr. being the initial Provident Nominees); and (iii) UICI and Provident shall together agree mutually to nominate three (3) Nominees (with Henry Hager being one of the initial Nominees agreed to by UICI and Provident). Each Holder agrees to take all actions necessary so as to cause the Nominees to be elected to the Board including, without limitation, the voting of its shares of stock of the Company, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Board, and the waiving of notice and the attending of meetings.

         (b) No party shall nominate any person to the Board if: (i) such individual is employed by, or has investment interests, directly or indirectly, in, any material competitor of the Company (unless such investment constitutes less than two percent (2%) of the equity ownership in a public company and at the time of purchase has a fair market value of less than $50,000); (ii) such individual is not reasonably experienced in business, financial, insurance or e-commerce industry matters; (iii) such individual has been convicted of, or has pled nolo contendere to, a felony; (iv) the election of such individual would violate any law; or (v) any event required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act has occurred with respect to such individual.

         (c) A director elected pursuant to this Section 2 shall serve until (i) his or her term expires as provided in the Company's articles of incorporation and bylaws, (ii) he or she is removed pursuant to Section (2)(d) or (iii) the party who nominated such director no longer has the right to nominate a director, in which case the party so elected shall immediately resign and the size of the Board shall be decreased accordingly.

         (d) In the event of the death, disability, removal or resignation of any director designated pursuant to this Section 2, the Holder that designated such director shall notify the Company and the other Holders, within 30 days after such death, disability, removal or resignation, of a successor director who shall either (i) be appointed by the remaining directors then in office to serve the unexpired term of such director or (ii) be elected by the shareholders pursuant to the Company's bylaws. Each Holder agrees to take all actions necessary to elect any such successor Nominee in the same manner as discussed in
Section 2(a).

         (e) The Board may create committees to assist in governing the Company, however, no executive committee may be formed without the consent of all of the members of the Board that are Nominees of either UICI or of Provident.

         (f) So long as this Section 2 remains in effect, the Board nomination rights of a Holder hereunder shall supersede any rights a Holder may have to nominate Board members under any other agreement. After such time as a Holder is no longer entitled under this Section 2


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to nominate persons to serve on the Board, the rights of such Holder under any such agreement to nominate Board members shall be reinstated.

         (g) The rights of any Holder under this Section 2 shall continue in effect unless and until such Holder Beneficially Owns less than 20% of the Common Stock of the Company on a Fully Diluted Basis.

          SECTION 3. Preemptive Rights.

         (a) Until the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, subject to the rights of AOL set forth in the securities purchase agreement dated November 13, 1999, each of UICI and Provident shall have the right to purchase its proportionate number, or any greater or lesser number, of any New Securities which the Company may, from time to time, propose to sell and issue. For purposes of this Section 3, each such Holder's "proportionate number" means the product obtained by multiplying the number of New Securities proposed to be sold and issued by a fraction, the numerator of which is the number of shares of Common Stock then Beneficially Owned by such Holder on a Fully Diluted Basis and the denominator of which is the total number of shares of Common Stock then outstanding on a Fully Diluted Basis. This provision shall not permit any double counting as a result of preemptive rights contained in any other agreement or security issued by the Company.

         (b) If the Company proposes to sell and issue New Securities, the Company shall promptly give each Holder written notice of its intention, which notice shall describe the New Securities and the price and material terms upon which the Company proposes to issue the same, and set forth the proportionate number of New Securities which such Holder is entitled to purchase and the purchase price therefor. Each Holder shall have twenty days from the date of receipt of any notice to agree to purchase its proportionate number or any greater or lesser number of such New Securities, for the price and upon the terms specified in the notice by giving written notice to the Company within twenty days after the receipt of notice from the Company and stating therein the quantity of New Securities sought to be purchased.

         (c) Subject to the rights of AOL set forth in the securities purchase agreement dated November 13, 1999, if the Holders desire to purchase a greater number of New Securities than set forth in the Company's notice, the Company shall have the option to increase the total number of New Securities offered or to allocate the New Securities among those Holders exercising their purchase rights in proportion to the number of shares of Common Stock Beneficially Owned by each such Holder on a Fully Diluted Basis; provided, however, that no Holder shall be allocated more shares of New Securities than it indicated a desire to purchase with any excess being allocated among the remaining Holders in proportion to the number of shares of Common Stock Beneficially Owned by each on a Fully Diluted Basis and with this process to be repeated until all the New Securities have been allocated to the Holders exercising their purchase rights.


                                        5

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         (d) If the Holders fail to exercise their purchase rights within the twenty day period with respect to all of the New Securities, the Company shall have twenty days thereafter to sell the New Securities as to which the Holders' rights were not exercised, at a price that is not less than the price specified in the Company's notice. If the Company has not sold such New Securities within such twenty day period, then the Company shall not thereafter issue or sell any New Securities without again complying with this Section 3.

          SECTION 4. Co-Sale Rights.

         (a) Subject to the rights of America Online, Inc. ("AOL") set forth in that certain Stockholders' Agreement, dated as of November 13, 1998, among the Company, AOL, Provident, Provident Indemnity Life Insurance Company, Health Plan Services, Inc. Michael Ashker and Alvin H. Clemens (the "AOL Agreement"), until the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, in connection with a proposed Transfer of Common Stock by a Holder (a "Selling Holder") to a Person other than a Permitted Transferee, each Holder shall have the right, but not the obligation, to Transfer to the proposed purchaser(s) that number of shares of Common Stock (or if such number is not an integral number, the next integral number which is greater than such number) which shall be the product of (i) the total number of shares of Common Stock then Beneficially Owned by such Holder on a Fully Diluted Basis and (ii) a fraction, the numerator of which shall be the number of shares of Common Stock to be Transferred by the Selling Holder and the denominator of which shall be the total number of shares of Common Stock then Beneficially Owned by all of the Holders on a Fully Diluted Basis. The Common Stock to be Transferred hereunder shall be Transferred on the same terms and conditions as those applicable to the Selling Holder specified in the Sale Notice, including the time of Transfer, form of consideration and per-share price. The failure of any Holder to exercise its rights under this
Section 4 shall result in such Holder's exclusion from the Transfer specified in the Sale Notice. If any Holder desires to exercise its rights under this Section 4 (each, a "Participating Holder"), such Participating Holder shall give written notice thereof to the Selling Holder no later than ten days after the date of the Sale Notice. Each Participating Holder shall promptly take all steps described in the Sale Notice to effectuate the Transfer of the Common Stock covered thereby, including without limitation the furnishing of information customarily provided in connection with such a Transfer and the execution of such sales and other transfer documents with such representations, warranties, agreements, covenants and indemnities as may be required. This provision shall not permit a Holder to duplicate any rights such holder has as a result of co-sale rights contained in any other agreement or security issued by the Company.

         (b) If a Selling Holder proposes to Transfer any Common Stock in any transaction or series of related transactions pursuant to Section 4(a), then at least twenty days prior to the proposed Transfer, such Selling Holder shall notify the Company and each Holder of such proposed transactions, which notice (the "Sale Notice") shall specify the principle terms of such transaction, including the number of shares of Common Stock proposed to be Transferred, the


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price per share at which such Selling Holder intends to Transfer such Common
Stock and the identity of the proposed purchaser(s) as well as the other material terms and conditions of the proposed Transfer.

         (c) If the sum of (i) the Common Stock to be Transferred by the Selling Holder and (ii) the Common Stock sought to be Transferred by Participating Holders pursuant to Section 4(a) exceeds the number of shares of Common Stock that the purchaser(s) described in the Sale Notice are willing to buy, the Selling Holder shall adjust the number of shares of Common Stock to be Transferred by each of the Selling Holder and each Participating Holder to ensure that the ratio of the number of shares of Common Stock proposed to be Transferred by each such Person to the number of shares of Common Stock Beneficially Owned by such Person on a Fully Diluted Basis shall be equal for each such Person, as near as may be possible.

         (d) The restrictions set forth in this Section 4 shall not apply with respect to any (i) (A) Transfer by a Holder to its heirs, devisees, Family Group or Affiliates, (B) Transfer by UICI to any person to whom it has issued an option to acquire any shares of Common Stock or (C) pledge of securities to a lender to secure bona fide indebtedness or the transfer of such securities to such lender pursuant to the terms of such pledge (each a "Permitted Transferee"); provided, however, that each Permitted Transferee must agree to be bound by all of the terms of this Agreement as a Holder, and (ii) Transfer by Provident of securities issued by the Company upon conversion of securities issued in the Provident Offering and the transferee of such securities shall not be bound by the terms of this Agreement.

          SECTION 5. Right of First Offer.

         (a) Subject to the rights of AOL set forth in the AOL Agreement, until the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, if any Holder (an "Offeror") desires to Transfer from time to time all or any portion of its Securities (all or such portion hereinafter referred to as the "Offered Securities"), the Offeror shall, at least twenty days prior to the proposed Transfer, furnish to the Company and each Holder a written notice setting forth an offer to sell the Offered Securities for a specific cash dollar amount (the "Offer"). The other Holder(s) (each, an "Electing Holder") shall have the right to elect, by providing written notice to the Offeror of its election to purchase within ten days after the date of the Offer, to purchase that number of Offered Securities (or if such number is not an integral number, the next integral number which is greater than such number) which shall be the product of (i) the total number of shares of Common Stock then Beneficially Owned by such Electing Holder on a Fully Diluted Basis and (ii) a fraction, the numerator of which shall be the number of Offered Securities to be Transferred by the Offeror and the denominator of which shall be the total number of shares of Common Stock then Beneficially Owned by the Holders on a Fully Diluted Basis. This provision shall not permit a Holder to duplicate any rights such holder has as a result of a right of first offer contained in any other agreement or security issued by the Company.



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         (b) If the Electing Holder(s) shall timely exercise their first right to purchase all or any portion of the Offered Securities, the Offeror shall sell all or such portion of the Offered Securities to such Electing Holder(s) who shall pay the cash price specified in the Offer to the Offeror, and the parties shall otherwise consummate such transaction no later than twenty days after the Company's receipt of the Offer.

         (c) If the Electing Holder(s) fails to exercise its/their first right to purchase, or exercises its/their right only with respect to a portion of the Offered Securities, the Offeror shall have ten days thereafter to sell any remaining Offered Securities at the price and on terms no less favorable to the Offeror than those specified in the Offer. If the Offeror does not consummate the sale of such Offered Securities within such ten day period, then the Offeror shall not thereafter Transfer any of its Securities without again complying with this Section 5.

         (d) The restrictions set forth in this Section 5 shall not apply with respect to any (i) Transfer of Securities by a Holder to a Permitted Transferee; provided, however, that each Permitted Transferee must agree to be bound by all of the terms of this Agreement as a Holder, and (ii) Transfer by Provident of securities issued by the Company upon conversion of securities issued in the Provident Offering and the transferee of such securities shall not be bound by the terms of this Agreement..

         (e) The restrictions set forth in this Section 5 shall be subject to the prior exercise by AOL of its rights set forth in the AOL Agreement.

         SECTION 6. Legend. The Company shall stamp or imprint each certificate or other instrument representing Securities held by a Holder bound by any terms of this Agreement, throughout the term of this Agreement, with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS, INCLUDING, AMONG OTHERS, RESTRICTIONS ON VOTING AND TRANSFER, SET FORTH IN A SHAREHOLDERS' AGREEMENT DATED AS OF JANUARY __, 2000, AS IT MAY BE AMENDED, MODIFIED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         SECTION 7. Approval Rights. In addition to all other rights set forth in this Agreement, UICI shall, in its sole and absolute discretion, have the right to approve, alter or prevent (i) the calculation of the amount and the amortization period of all goodwill and other intangibles recorded by the Company in connection with the Merger, provided such calculation shall be consistent with generally accepted accounting principles and approved by the Company's independent auditors and (ii) the entering into by the Company of a merger, consolidation, reorganization or similar transaction with Provident or any Provident subsidiary,


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provided that the rights in this clause (ii) shall expire at such time as UICI shall Beneficially Own less than 20% of the Common Stock of the Company on a Fully Diluted Basis.

          SECTION 8. Transfer Option.

         (a) Transfer Option. Subject to the terms and conditions in this
Section 8, the Company shall have the right (the "Transfer Option") to cause UICI to transfer to one or more third parties unaffiliated with UICI, up to 1,255,000 shares (representing 6% of UICI's Fully Diluted holdings in the Company following the Merger) of Common Stock owned by UICI at a per share price equal to the greater of (i) $21.00 and (ii) the Closing Price (as hereinafter defined). The Transfer Option shall be exercisable one time only with respect to all such shares of Common Stock and may be exercised at any time following the completion of the Follow-On Equity Offering and ending on the first to occur of the following events: (i) on the third anniversary of the date hereof; (ii) the ninetieth (90th) day following the date on which the Closing Price (as hereinafter defined) of shares of Common Stock shall have been at least $27.00 per for a period of sixty (60) consecutive trading days; and (iii) the ninetieth
(90th) day following the first date on which UICI Beneficially Owns less than 40% of the shares of Common Stock on a Fully Diluted Basis. For purposes hereof, "Closing Price" shall mean the reported last sale price of a share of Common Stock, on a given day, regular way, or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange Composite Tape, or, if the security is not listed or admitted to trading on such exchange, on the American Stock Exchange Composite Tape, or, if the security is not listed or admitted to trading on such exchange, the principal national securities exchange on which the security is listed or admitted to trading, or, if the security is not listed or admitted to trading on any national securities exchange, the closing sales price, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose or, if no such prices are furnished, the fair market value of the Common Stock as determined in good faith by the board of directors of the Company, which determination shall be based upon recent issuances or current offerings pursuant to bona fide private offerings of the same class of security by the Company; provided, however, that any determination of the "Closing Price" of any security hereunder shall be based on the assumption that such security is freely transferable without registration under the Securities Act.

         (b) Exercise of Transfer Option. The Company may exercise its rights under Section 8(a) by giving UICI written notice of its exercise of the Transfer Option prior to the expiration of the Transfer Option. Such notice shall state that the Company intends to cause UICI to transfer such shares to one or more third parties unaffiliated with UICI. Upon the closing of the


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transactions contemplated by an exercise of the Transfer Option, UICI shall surrender its shares of Common Stock, duly endorsed for transfer, to the Company or the Persons purchasing such securities, in exchange for the net proceeds from such transfer. The closing of the transactions upon the exercise of the Transfer Option shall occur within ninety (90) days of the exercise thereof by the Company.

         (c) Transfer to Third Parties. Any exercise by the Company of its Transfer Option in which the Company elects to cause UICI to transfer shares of Common Stock to one or more Persons unaffiliated with UICI shall be governed by the following terms:

                  (i) Private Placement. Prior to the time that the shares of Common Stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Company will, upon any exercise of the Transfer Option in accordance with this Section 8(c), as expeditiously as possible:

                           (A) prepare a private placement memorandum, together
                  with such amendments and supplements thereto as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Common Stock covered by such private placement memorandum;

                           (B) use its reasonable efforts to perfect exemptions
                  for the shares of Common Stock covered by such private placement memorandum under all applicable rules and regulations of the Commission and such other securities or blue sky laws of such jurisdictions as UICI shall request, and do any and all other acts and things reasonably requested by UICI to permit UICI to consummate the sale or other disposition in such jurisdictions of such shares, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                           (C) enter into and perform its obligations under a
                  private placement agency agreement, in usual and customary form, with a placement agent acceptable to UICI, including, without limitation, to obtain an opinion of counsel to the Company in the usual and customary form for such private placement; and

                           (D) notify UICI, at any time when a private placement
                  memorandum is required to be delivered under the applicable law, of the happening of any event of which it has knowledge as a result of which the private placement memorandum, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.



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                  (ii) Public Offering. After the time that the shares of Common
         Stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Company, upon the exercise of the Transfer Option in accordance with this Section 8(c), may elect to cause the transfer of shares in a private placement, in which case the provisions of Section 8(b)(i) shall apply, or may elect to cause the shares to be sold in a public offering, in which case the Company shall as expeditiously as possible:

                           (A) prepare and file with the Commission a
                  registration statement with respect to such shares of Common Stock and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary to complete the distribution of the shares of Common Stock so registered;

                           (B) prepare and file with the Commission such
                  amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

                           (C) furnish to UICI and any underwriters such numbers
                  of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as UICI or the underwriters may reasonably request in order to facilitate the public sale or other disposition of the securities covered by such registration statement;

                           (C) use its reasonable efforts to register and
                  qualify the Common Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as UICI or the underwriters shall request, and do any and all other acts and things reasonably requested by UICI or the underwriters to assist them to consummate the public sale or other disposition in such jurisdictions of the Common Stock covered by the registration statement, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                           (D) otherwise use its reasonable efforts to comply
                  with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;


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                           (E) use its reasonable efforts to list such Common
                  Stock on any securities exchange or interdealer quotation system on which any shares of the Company are then listed, if the listing or quotation of such securities is then permitted under the rules of such exchange or interdealer quotation system;

                           (F) enter into and perform its obligations under an
                  underwriting agreement, in usual and customary form, with the managing underwriter or underwriters selected by UICI of such underwritten offering, including, without limitation, to obtain an opinion of counsel to the Company and a "comfort letter" from the independent public accountants to the Company in the usual and customary form for such underwritten offering;

                           (G) notify the Investors, at any time when a
                  prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           (H) make the Company's executive officers available
                  to participate in "road show" presentations for such periods and in such places as the underwriters may reasonably request and make the Company's executive officers available at the Company's principal executive offices to discuss the affairs of the Company at times that may be mutually and reasonably agreed upon; and

                           (I) upon the request of UICI, take any and all other
                  actions which may be reasonably necessary to complete the registration and thereafter to complete the distribution of the Common Stock so registered.

                  (iii) Expenses. All expenses of any offering pursuant to a Transfer Option under this Section 8 shall be borne by the Company, except that UICI shall bear the cost of a reasonable customary underwriting commission or discount, brokerage commission or placement fee in the event of a successful offering.

         SECTION 9. Termination. If any Holder shall be in default of its obligations hereunder and any such default shall continue for a period of 30 days after any other Holder or the Company has given written notice thereof to such defaulting Holder, then the rights (but not the obligations) under this Agreement of such defaulting party shall terminate. This Agreement shall terminate upon the written agreement of each of the parties hereto.

         SECTION 10. Beneficial Ownership. Each of the Holders Beneficially Own that number of shares of Common Stock on a Fully Diluted Basis set forth opposite their respective names on Exhibit A hereto. Each Holder shall promptly hereafter notify the Company of any changes to its respective Beneficial Ownership of Common Stock. The Company shall be entitled to rely upon the amounts set forth in Exhibit A or such notices without incurring any liability to any other party hereunder. Each Holder shall respond promptly to any request made by the Company to provide or confirm such Holder's Beneficial Ownership of Common Stock.

         SECTION 11. Acknowledgments. Each of the parties hereto acknowledges that the restrictions, prohibitions and other provisions hereof are reasonable, fair and equitable in scope, terms and duration, are necessary to protect the legitimate business interests of each of the other parties hereto, and are a material inducement to such party to enter into the transactions contemplated by this Agreement.

          SECTION 12. Expenses. Except as otherwise specifically provided in this Agreement, each party hereto shall bear its own costs and expenses with respect to the transactions contemplated hereby.

         SECTION 13. Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of competent jurisdiction for specific performance or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. The remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

         SECTION 14. Notices. Any notice, request, instruction or other document to be given hereunder shall be in writing and shall be deemed to have been given
(a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile or other wire transmission or (c) three business days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, addressed as specified with respect to such Holder in Exhibit A or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

         SECTION 15. Amendments and Waivers. The provisions of this Agreement may be amended or waived only upon the written agreement of each of the parties hereto; provided, however, that amendments to Sections 2, 3, 7 and 8 may be made upon the written agreement of both UICI and Provident and no other party. Any waiver, permit, consent or approval of any kind or character of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon the Company and each Holder of Securities.

         SECTION 16. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, and each transferee of all or any portion of the Securities held by the parties hereto, whether so expressed or not. Each Permitted Transferee of all or any portion of the Securities held by any of the parties hereto shall execute and deliver a written assumption agreement to the Company agreeing to be bound by the provisions of this Agreement, in form and substance reasonably acceptable to the Company. Notwithstanding the foregoing, except as specifically provided in this Agreement, no assignment of any rights or obligations under this Agreement may be made by any party.

         SECTION 17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and the remainder of this Agreement shall remain operative and in full force and effect. The parties shall negotiate in good faith a replacement clause or provision as consistent with the ineffective clause or provision as is practicable under law.

         SECTION 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION 19. Entire Understanding. This Agreement (together with the letter agreement of even date herewith between Provident, HealthAxis and UICI) sets forth the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements, arrangements and understandings among the parties.

         SECTION 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Transmission by facsimile of an executed counterpart of this Agreement shall constitute due and sufficient delivery of this Agreement.

         SECTION 21. Interpretation. The headings preceding the Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation", respectively. Underscored references to Sections or Schedules shall refer to those portions of this Agreement.

         SECTION 22. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

         SECTION 23. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 24. No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event of any ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                          HEALTHAXIS.COM, INC.

                                          By: __________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          UICI

                                          By: __________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          PROVIDENT AMERICAN CORPORATION

                                          By: __________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          ______________________________________
                                          Michael Ashker

                                    EXHIBIT A

                      Common Stock on a Fully Diluted Basis


                                                    Number of Shares                  Percentage of Shares of
                Name and                            of Common Stock                   Common Stock Outstanding
             Notice Address                     on a Fully Diluted Basis              on a Fully Diluted Basis
             --------------                     ------------------------              ------------------------
UICI
4001 McEwen Boulevard
Suite 200
Dallas, Texas 75244
Attention:  Gregory  T. Mutz
Telephone:        (972) 392-6700
Facsimile:        (972) 392-6717

With a copy to:

Mayer, Brown & Platt
190 S. LaSalle Street
Chicago, Illinois 60603
Attn:    Edward J. Schneidman
Telephone:        (312) 701-7348
Facsimile:        (312) 701-7711

HealthAxis.com, Inc.
2500 DeKalb Pike
East Norriton, PA 19401
Attention: Michael Ashker, President
and CEO
Telephone:        (610) 279-3500
Facsimile:        (610) 279-4498

With a copy to:

Blank Rome Comisky & McCauley
LLP
One Logan Square
Philadelphia, PA 19103
Attention: Barry H. Genkin
Telephone:        (215) 569-550
Facsimile:        (215) 569-5555


                                                    Number of Shares                  Percentage of Shares of
                Name and                            of Common Stock                   Common Stock Outstanding
             Notice Address                     on a Fully Diluted Basis              on a Fully Diluted Basis
             --------------                     ------------------------              ------------------------
Provident American Corporation
2500 DeKalb Pike
Norristown, Pennsylvania 19404
Attention: Alvin H. Clemens
Telephone:  (610) 279-2500
Facsimile:  (610) 279-0414

With a copy to:

Butera Beausang Cohen & Brennan
630 Freedom Business Center
King of Prussia, Pennsylvania 19406
Attention: Michael F. Beausang
Telephone:  (610) 265-0800
Facsimile:  (610) 265-7205
